UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2015

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

51 East Campbell Ave. Suite 128 Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 472-7466

1919 S. Bascom Avenue, Suite 600
Campbell, CA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2015, hopTo Inc. (the “Company”) held its third quarter 2015 earnings conference call and issued a press release announcing certain financial results for the third quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2. The information contained in this report on Form 8-K, including the Exhibits, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by hopTo Inc. under the Securities Act of 1933, as amended.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 12, 2015.

99.2	Transcript of conference call, November 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: November 19, 2015	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 12, 2015.
99.2	Transcript of conference call, November 12, 2015